Portfolio of investments—May 31, 2021 (unaudited)

		Value
Investment companies: 98.91%
Affiliated master portfolios: 98.91%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$1,681,365
Wells Fargo Emerging Markets Bond Portfolio		143,495
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		229,319
Wells Fargo Factor Enhanced International Equity Portfolio		765,177
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		1,477,236
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		368,423
Wells Fargo High Yield Corporate Bond Portfolio		143,662
Wells Fargo Investment Grade Corporate Bond Portfolio		874,857
Wells Fargo Strategic Retirement Bond Portfolio		569,459
Wells Fargo U.S. REIT Portfolio		257,568
Total Investment companies (Cost $5,717,450)		6,510,561
Total investments in securities (Cost $5,717,450)	98.91%	6,510,561
Other assets and liabilities, net	1.09	71,685
Total net assets	100.00%	$6,582,246
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.27%	0.29%	$1,062	$13,906	$5,205	$0	$15	$1,681,365
Wells Fargo Emerging Markets Bond Portfolio	0.37	0.38	(2,306)	(3,779)	1,583	0	0	143,495
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.12	0.13	7,152	(10,292)	0	1,470	0	229,319
Wells Fargo Factor Enhanced International Equity Portfolio	0.11	0.11	42,508	(23,424)	(15)	9,990	0	765,177
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.18	0.18	154,079	17,964	1	5,099	3	1,477,236
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.17	0.17	39,676	23,594	0	872	1	368,423
Wells Fargo High Yield Corporate Bond Portfolio	0.28	0.29	719	491	1,824	0	1	143,662
Wells Fargo Investment Grade Corporate Bond Portfolio	0.36	0.38	510	8,532	6,404	0	0	874,857
Wells Fargo Strategic Retirement Bond Portfolio	0.35	0.37	2,377	(99)	4,305	0	1	569,459
Wells Fargo U.S. REIT Portfolio	0.99	1.00	6,028	(26,749)	0	1,943	0	257,568
			$251,805	$144	$19,307	$19,374	$21	$6,510,561	98.91%

Wells Fargo Dynamic Target 2015 Fund  |  1

Portfolio of investments—May 31, 2021 (unaudited)

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Bloomberg Commodity Index	9	6-16-2021	$82,196	$83,430	$1,234	$0
E-Mini S&P 500 Index	1	6-18-2021	198,233	210,120	11,887	0
MSCI Emerging Markets Index	1	6-18-2021	66,738	68,045	1,307	0
Short
Australian Dollars Futures	(3)	6-14-2021	(231,761)	(231,420)	341	0
					$14,769	$0

2  |  Wells Fargo Dynamic Target 2015 Fund

Notes to portfolio of investments—May 31, 2021 (unaudited)

The Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and foreign exchange rates and is subject to equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable). Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded.
Fair valuation measurements
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Dynamic Target 2015 Fund  |  3

Notes to portfolio of investments—May 31, 2021 (unaudited)

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$6,510,561
Futures contracts	$14,769	$0	$0	14,769
Total assets	$14,769	$0	$0	$6,525,330

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The aggregated affiliated Master Portfolios valued at $6,510,561 do not have a redemption period notice, can be redeemed daily and do not have any unfunded commitments.
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.
As of May 31, 2021, $70,323 was segregated as cash collateral for open futures contracts.
For the three months ended May 31, 2021, the Funds did not have any transfers into/out of Level 3.
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays U.S. Aggregate ex-Corporate Index, before fees and expenses
Wells Fargo Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced International Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses
Wells Fargo Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. Investment Grade Corporate Bond Index, before fees and expenses
Wells Fargo Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index and 50% to the Bloomberg Barclays U.S. Government Intermediate Bond Index, before fees and expenses
Wells Fargo U.S. REIT Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. REIT Index, before fees and expenses

4  |  Wells Fargo Dynamic Target 2015 Fund